57643  12/99

Prospectus Supplement
dated December 6, 1999 to:
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Putnam International New Opportunities Fund (the "fund")
Prospectuses dated January 30, 1999

In the section entitled "Who manages the fund?" the second paragraph is replaced with the following:

The following officers of Putnam Management have had primary responsibility for the day-to-day management of the fund's portfolio since the years shown below. Their experience as portfolio managers or investment analysts over at least the last five years is also shown.

Manager                Since     Experience

Robert Swift           1996      Employed by Putnam Management since
Managing Director                1995. Prior to August 1995, Mr. Swift
                                 was employed at IAI International/Hill
                                 Samuel Investment Advisors.

Stephen Dexter         1999      Employed by Putnam Management since
Senior Vice President            1999. Prior to June 1999, Mr. Dexter
                                 was employed at Scudder Kemper
                                 Investments.

Carmel Peters          1999      Employed by Putnam Management since
Senior Vice President            1997. Prior to 1997, Ms. Peters was
                                 employed at Wheelock Natwest Investment
                                 Management. Prior to February 1996,
                                 Ms. Peters was employed at Rothschild
                                 Asset Management Asia Pacific.

Jack P. Chang          1997      Employed by Putnam Management since
Vice President                   1997. Prior to July 1997, Mr. Chang
                                 was employed at Columbia Management.